Exhibit 32.2

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Sophie, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•                  the Quarterly Report of UTStarcom Inc. on Form 10-Q for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of UTStarcom, Inc.

By:	/s/ Michael J. Sophie
Name:	Michael J. Sophie
Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to UTStarcom, Inc. and will be retained by UTStarcom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.